UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2017

UNIVERSAL AMERICAN CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

44 South Broadway
White Plains, New York 10601
(Address of principal executive offices) (Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 4, 2017, in connection with the proposed acquisition (the “merger” or “transaction”) of Universal American Corp., a Delaware corporation (“Universal American”), by WellCare Health Plans, Inc., a Delaware corporation (“WellCare”), Universal American issued a written communication required to be filed under Rule 14a-12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a copy of which is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the transaction. In connection with the transaction, Universal American plans to file with the SEC and furnish to Universal American’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, UNIVERSAL AMERICAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Universal American’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Universal American’s shareholders may obtain a free copy of Universal American’s filings with the SEC from Universal American’s website at http://www.universalamerican.com or by directing a request to Universal American at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Universal American and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of Universal American in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Universal American in connection with the transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about Universal American’s executive officers and directors in Universal American’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Universal American’s definitive proxy statement filed with the SEC on Schedule 14A. You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s or Universal American’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business or Universal American’s business and the price of the common stock of WellCare or the common stock of Universal American, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Universal American and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Universal American’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected to be achieved from the transactions, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare and/or Universal American’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and/or Universal

American and potential difficulties in Universal American’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare and/or Universal American’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare and/or Universal American, its officers or directors related to the merger agreement or the transaction and (xi) the possibility that competing offers or acquisition proposals for Universal American will be made.

Where, in any forward-looking statement, WellCare, Universal American or their respective members of management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. WellCare’s and Universal American’s actual results may differ materially from their respective expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond WellCare’s and Universal American’s ability to control or predict with accuracy and some of which might not even anticipate. There can be no assurance that we will achieve WellCare’s and Universal American’s expectations and neither WellCare nor Universal American do assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of WellCare’s and Universal American’s SEC reports, respectively. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare and/or Universal American.

All forward-looking statements included in this report are based upon information available to WellCare and Universal American as of the date of this Current Report on Form 8-K, and we assume no obligation to update or revise any such forward-looking statements.
 Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits.
Exhibit No.	Exhibit
99.1	Press Release, dated January 4, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2017

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: EVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated January 4, 2017.